UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

May 17, 2017
Date of Report (Date of earliest event reported)

ANWORTH MORTGAGE ASSET CORPORATION.
(Exact Name of Registrant as Specified in its Charter)

Maryland
(State or Other Jurisdiction of Incorporation)

001-13709	52-2059785
(Commission File Number)	(IRS Employer Identification No.)

1299 Ocean Avenue, Second Floor, Santa Monica, California	90401
(Address of Principal Executive Offices)	(Zip Code)

(310) 255-4493
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933, as amended, or Rule 12b-2 of the Exchange Act.
Emerging growth company ⃞

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ⃞

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 17, 2017, Anworth Mortgage Asset Corporation (“Anworth”) held its 2017 Annual Meeting of Stockholders (the “Annual Meeting”). The following actions were taken at the Annual Meeting, for which proxies were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended:

1.

The six nominees proposed by the Board of Directors were elected as directors to hold office until the next annual meeting of stockholders or until their successors have been duly elected and qualified by the following final voting results:

Nominee	For	Against	Abstain

Lloyd McAdams	51,166,608	2,733,743	271,463
Lee A. Ault, III	48,797,036	3,859,574	1,515,204
Joe E. Davis	49,084,043	3,552,403	1,535,368
Robert C. Davis	51,184,220	1,450,294	1,537,300
Mark S. Maron	51,341,995	1,332,911	1,496,908
Joseph E. McAdams	50,487,031	3,412,099	272,684
2.

The advisory vote to approve the compensation of our Named Executive Officers was approved.  The proposal received the following final voting results: for: 37,690,693; against: 14,460,450; and abstentions: 2,020,671.

3.

The advisory vote on the frequency of the advisory vote to approve the compensation of our Named Executive Officers was approved to be held every year.  The proposal received the following final voting results: 1 year: 50,995,378; 2 years: 970,610; 3 years: 1,547,005; and abstentions: 658,821.

Our stockholders expressed a preference that a non-binding, advisory vote on the compensation of our Named Executive Officers be held every year.  Based on this voting result and consistent with the recommendation of our Board of Directors in our proxy statement for the Annual Meeting, our Board of Directors has determined that we will hold an advisory vote on the compensation of our Named Executive Officers every year until the next required advisory vote on the frequency of future advisory votes on the compensation of our Named Executive Officers.

4.

The ratification of the appointment of RSM US LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017 was approved.  The proposal received the following final voting results: for: 81,556,045; against: 643,414; and abstentions: 373,292.

Item 9.01	Financial Statements and Exhibits.
(a)	Not Applicable.

(b)	Not Applicable.

(c)	Not Applicable.

(d)	Exhibits.

Exhibit 99.1

Press release dated May 22, 2017 announcing the final voting results of Anworth’s 2017 Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ANWORTH MORTGAGE ASSET CORPORATION

Date:	May 22, 2017	By:	/s/ Lloyd McAdams
Chief Executive Officer

EXHIBIT INDEX

Exhibit #	Description

99.1	Press release dated May 22, 2017 announcing the final voting results of Anworth’s 2017 Annual Meeting.